UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _________)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

RiceBran Technologies
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

RiceBran Technologies
6720 N. Scottsdale Road, Suite # 390
Scottsdale, Arizona 85253

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, MAY 30, 2014

TO THE SHAREHOLDERS OF RICEBRAN TECHNOLOGIES:

Notice is hereby given that a Special Meeting of Shareholders (Special Meeting) of RiceBran Technologies, a California corporation (Company), will be held at Scottsdale Plaza Resort, 7200 N. Scottsdale Road, Scottsdale, AZ  85253, on Friday, May 30, 2014, at 9:00 a.m. local time, for the following purposes, as more fully described in the accompanying proxy statement (Proxy Statement):

1.	to approve an amendment to our articles of incorporation to increase the authorized number of shares of common stock from 6,000,000 to 25,000,000 for general corporate purposes; and

2.	to transact such other business that is properly presented before the Special Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on April 10, 2014, are entitled to notice of and to vote at the meeting and any adjournment thereof.

The Company is pleased to continue utilizing the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders on the Internet.  As a result, the Company is mailing to many of its shareholders a notice instead of a paper copy of the Proxy Statement.  The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Special Meeting.

By Order of the Board of Directors,

J. Dale Belt, Secretary

Scottsdale, Arizona
April 18, 2014

IMPORTANT

Whether or not you expect to attend the Special Meeting, please vote by proxy via mail, telephone or Internet as described below.  If you attend the meeting, you may vote in person, even if you previously have returned your proxy card or voted via telephone or internet.

RiceBran Technologies
6720 N. Scottsdale Road, Suite # 390
Scottsdale, Arizona 85253

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS

The Company has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the solicitation of proxies by the Board of Directors (Board) for use at a Special Meeting of Shareholders (Special Meeting) to be held on Friday, May 30, 2014, at 9:00 a.m., local time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders.  The Special Meeting will be held at Scottsdale Plaza Resort, 7200 N. Scottsdale Road, Scottsdale, AZ 85253.  The telephone number at that address is (480) 948-5000.

These materials were first sent or made available to shareholders on April 18, 2014.  If you requested printed versions by mail, these materials also include the proxy card or vote instruction for the Special Meeting.

Our principal executive offices are located at 6720 N. Scottsdale Road, Suite #390, Scottsdale, Arizona 85253.  Our telephone number at that location is (602) 522-3000 and our website is www.ricebrantech.com.

INFORMATION CONCERNING SOLICITATION AND VOTING

Purposes of the Special Meeting

The purposes of the Special Meeting are to: (i) approve an amendment to our articles of incorporation to increase the authorized number of shares of common stock; and (ii)  transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Shareholders Entitled to Vote; Record Date

Only holders of record of RiceBran Technologies’ Common Stock (Common Stock) at the close of business on April 10, 2014 (Record Date) are entitled to notice of and to vote at the Special Meeting.  As of the Record Date, there were 3,031,860  shares of Common Stock outstanding.

Internet Availability of Proxy Materials

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet.  Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (Notice) to the Company’s shareholders.  All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials.  Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.  In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.  The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its shareholder meetings.

The Notice will provide you with instructions regarding how to view on the Internet the Company’s proxy materials for the Special Meeting.  The Company’s proxy materials are also available on the Company’s website at www.ricebrantech.com/InvestorRelations.

Revocability of Proxies

You may change your proxy instructions at any time prior to the vote at the Special Meeting.  For shares held directly in your name, you may accomplish this by voting again via the Internet or by telephone, by executing a new proxy card or voting instruction card with a later date (which automatically revokes the earlier proxy) and delivering it to the Secretary of the Company at or prior to the taking of the vote at the Special Meeting or by attending the Special Meeting and voting in person.  Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.  Please note, however, that if a shareholder has instructed a broker, bank or nominee to vote his, her or its shares of our common stock, the shareholder must follow the directions received from the broker, bank or nominee to change the shareholder’s instructions.  In the event of multiple online or telephone votes by a shareholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the shareholder, unless such vote is revoked in person at the Special Meeting according to the revocability instructions outlined above.

Voting Procedures

You may vote by mail.  If you are a registered shareholder (that is, if you hold your stock directly and not in street name), you may vote by mail by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage prepaid envelope.  Your proxy will then be voted at the Special Meeting in accordance with your instructions.

You may vote by telephone or on the Internet.  If you are a registered shareholder, you may vote by telephone or on the Internet by following the instructions included on the proxy card.  Shareholders with shares registered directly with American Stock Transfer and Trust Company, LLC, our transfer agent, may vote (i) on the Internet at the following web address: http://www.voteproxy.com or (ii) by telephone by dialing the toll-free number in the Notice.  If you vote by telephone or on the Internet, you do not have to mail in your proxy card.  If you wish to attend the meeting in person, however, you will need to bring valid picture identification with you. Internet and telephone voting are available 24 hours a day.  Votes submitted through the Internet or by telephone must be received by 11:59 p.m. (Eastern Time) on the day before the meeting date.

You may vote in person at the meeting.  If you are a registered shareholder and attend the meeting (please remember to bring your valid picture identification, admission ticket or other acceptable evidence of stock ownership as of the record date), you may deliver your completed proxy card in person.  If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in your name.  In that case if you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote these shares, along with valid picture identification.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization rather than from us.  Your bank or broker may permit you to vote your shares electronically by telephone or on the Internet.  A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options.  If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

These Internet and telephone voting procedures, which comply with California law, are designed to authenticate shareholders’ identities, allow shareholders to vote their shares and confirm that shareholders’ votes have been recorded properly.  Shareholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholder using such services.  Also, please be aware that we are not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

Voting and Solicitation

On all matters, each share of Common Stock outstanding on the Record Date entitles its owner to one vote.

Expenses of solicitation of proxies will be borne by us.  We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.  Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.  We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners.  Our costs for such services, if retained, will not be material.

Quorum; Abstentions; Broker Non-votes

A majority of the shares of Common Stock outstanding on the Record Date and entitled to vote must be present, in person or represented by proxy, to constitute the required quorum for the transaction of business at the Special Meeting.  Shares that are voted “FOR,” “AGAINST,” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum.  Shares that are voted “FOR” or “AGAINST” a matter will also be treated as shares entitled to vote (Votes Cast) with respect to such matter.  The affirmative vote of a majority in voting power of all of our outstanding shares of common stock is required to approve the amendment of our articles of incorporation to increase the authorized number of shares of our Common Stock.

While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions or broker “non-votes”, we believe that both abstentions and broker “non-votes” should be counted for purposes of determining the presence or absence of a quorum for the transaction of business.  We further believe that neither abstentions nor broker “non-votes” should be counted as shares “represented and voting” with respect to a particular matter for purposes of determining the total number of Votes Cast with respect to such matter.  In the absence of controlling precedent to the contrary, we intend to treat abstentions and broker “non-votes” in this manner.  Accordingly, abstentions and broker “non-votes” will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

PROPOSAL ONE

AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

Our board of directors has unanimously approved, subject to shareholder approval, an amendment to our articles of incorporation to increase the number of authorized shares of our common stock from 6,000,000 to 25,000,000 (Common Stock Amendment) for general corporate purposes.

If the Common Stock Amendment is approved by our shareholders at the Special Meeting, we intend to file the amendment to our articles of incorporation as soon as practicable following the Special Meeting.  The Common Stock Amendment would become effective upon the filing of the Certificate of Amendment (in the form attached as Appendix A) with the Secretary of State of California.

Shares Currently Outstanding or Reserved

Our articles of incorporation currently authorize us to issue 6,000,000 shares of common stock.  As of April 7, 2014, 3,031,860  shares of common stock were issued and outstanding and 4,146,454 shares of common stock were reserved for issuance upon the exercise of outstanding stock options (both vested and unvested) and warrants (both exercisable and unexercisable).  As a result, we currently have 1,178,314 more shares reserved for issuance than are authorized for issuance under our articles of incorporation.  In addition to the above, we may issue additional shares of our common stock following the date of this proxy statement.

Upon shareholder approval of the proposal to increase our authorized shares of common stock, we have the following obligations to issue shares of our common stock:

•
933,076 shares of our common stock to the convertible note holders to convert the notes issued under the Note and Warrant Purchase Agreement dated March 20, 2014 (the Note and Warrant Purchase Agreement);

•
1,554,734 shares of our common stock to certain warrant holders who agreed on November 13, 2013 to exchange warrants to purchase 496,060 shares of common stock for shares of our common stock (the Exchange); and

•	134,250 shares of our common stock to an investor in connection with the purchase of a $200,000 note on November 13, 2013 and an additional $300,000 note on November 26, 2013.

Upon issuing shares of our common stock to certain warrant holders under the Exchange, we will also be required to issue common stock to convert the promissory notes issued to the shareholders of H&N Distribution, Inc. (H&N) in connection with our recent acquisition of H&N.  On January 2, 2014, we purchased 100% of H&N capital stock for $2.0 million plus a promissory note for up to $3.25 million (subject to adjustment pursuant to the purchase agreement) and with an annual interest rate of 1%.  In the event we issue common stock under the Exchange, we are required to pay the notes in our common stock.  The number of shares issued to the H&N shareholders under the notes will be based on the volume weighted average price (VWAP) of our common stock for the thirty trading days ending on the second business day immediately before our election to pay the note in shares of our common stock, but in no event shall such price be lower than $6.00 or higher than $12.00.

In the event the issuance of shares under the Exchange or the issuance of shares pursuant to the conversion of the H&N promissory notes (the Conversion) constitutes an issuance of 20% or more of our outstanding shares of common stock, we will also be required to obtain shareholder approval of the Exchange or the Conversion, as applicable, in accordance with the current NASDAQ Capital Market listing requirements before issuing all of the shares under the Exchange or pursuant to the Conversion, as applicable.  In the event the issuance of shares under the Exchange or the Conversion does constitute an issuance of 20% or more of our outstanding shares of common stock, we may issue shares under the Exchange or the Conversion, as applicable, on a pro rata basis up to 19.9% of our outstanding shares prior to seeking shareholder approval on such issuances.

Rationale for Proposed Charter Amendment

Our Board has determined that an increase to 25,000,000 authorized common stock will allow us to (i) issue 933,076 shares to convertible note holders to convert their notes in accordance with the terms of the Note and Warrant Purchase Agreement, (ii) issue 1,554,734 shares to warrant holders who agreed to exchange their warrants for shares of our common stock under the exchange agreement dated November 13, 2013, (iii) issue 134,250 shares to a note holder in connection with his purchase of notes in November 2013, and (iv) to pay the $3.25 million promissory note issued to H&N shareholders in connection with our acquisition of H&N in shares of our common stock.

In the event the proposal to increase our authorized number of shares of common stock is not approved by our shareholders or another similar proposal is not approved by July 1, 2014, the interest rate on certain notes held by certain warrant holders will increase from 5% to 10%.  We also would be forced to pay the promissory note issued to the H&N shareholders in cash, and we would be required to make equal quarterly payments commencing on March 31, 2015 and ending on December 31, 2018.  During this payment period, the annual interest rate under the promissory notes issued to H&N shareholders will increase from 1% to 5% and shall further increase to 10% following January 31, 2016.  Finally, we would be unable to convert the convertible notes issued under the Note and Warrant Purchase Agreement which would require us to satisfy the outstanding obligations of these notes in cash by July 31, 2016.  If these notes are not converted into shares of common stock by September 1, 2014, the interest rate on these notes will increase from 5% to 15%.

The increase in our authorized shares also will give us greater flexibility for possible future financings, joint ventures and/or mergers and acquisitions of the businesses or assets of other companies.  Without such increase, we may be required to obtain shareholder approval to increase our authorized shares in connection with such transactions which may delay, perhaps substantially, or even cause the loss of, a transaction.  Although we do not have any current proposals or arrangements to engage in any such transaction that would require these additional shares, we continue to actively explore various business opportunities.

In addition, without an increase in our authorized shares of common stock, we may be constrained in our ability to use equity as a component of compensation to attract and retain key personnel under any future employee stock benefit plans.  Our Board believes that these types of grants are essential to attract, retain and motivate employees.

If the Common Stock Amendment is approved, the additional 19,000,000 shares of common stock that would be authorized would be available for issuance without further shareholder action, unless such action is otherwise required by California law or any stock exchange on which our common stock is listed or quoted.  Such shares could be issued directly, or could be reserved for issuance and then issued pursuant to the exercise of warrants or options, or conversion of preferred stock or convertible promissory notes, that could be granted or issued in the future.  In the event that our Board determines to issue additional shares of common stock, it intends, in accordance with its fiduciary duties, to issue any such shares on terms that it considers to be in the best interests of the Company and our shareholders

Effects of the Increase in Authorized Common Stock

The additional authorized shares would be part of the existing class of our common stock and would not affect the terms of our outstanding common stock or the rights of the holders of our common stock.  Current shareholders will not have automatic rights to purchase any of the additional authorized shares to maintain their proportionate equity interests in the Company.

Dilution.  The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock.  In addition, the issuance or potential issuance of additional shares of common stock may have a depressive effect on the market price of our common stock.

Anti-Takeover.  The increase in the authorized number of shares of common stock could have possible anti-takeover effects.  These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely.  The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board although perceived to be desirable by some shareholders.  The Board does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

No Appraisal Rights.  Our shareholders are not entitled to dissenters’ or appraisal rights under California corporate law with respect to the proposed amendment to our articles of incorporation to increase the authorized number of shares, and we will not independently provide the shareholders with any such right.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 1, 2014, by (i) each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of that class or series of our stock, (ii) each of our directors and director nominees, (iii) each of the named executive officers, and (iv) all directors and executive officers as a group.

The table is based on information provided to us or filed with the SEC by our directors, executive officers and principal shareholders. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Shares of common stock issuable upon exercise or conversion of options and warrants that are currently exercisable or are exercisable within 60 days after April 1, 2014, are deemed outstanding for purposes of computing the percentage ownership of the person holding such securities, but are not deemed outstanding for computing the percentage of any other shareholder.  Unless otherwise indicated, the address for each shareholder listed in the following table is c/o RiceBran Technologies, 6720 N. Scottsdale Rd, Suite # 390, Scottsdale, AZ 85253.

	Stock Beneficially Owned
Name and Address of Beneficial Owner	Number	Percentage (1)
Stephen D. Baksa (2) 2 Woods Lane Chatham, NJ 07928	357,618	11.21%

Cranshire Capital Advisors, L.L.C. (3) 3100 Dundee Road, Suite 703 Northbrook, IL 60062	198,208	6.15%

W. John Short (4)	51,746	1.68%
David Goldman (5)	12,613	*
Baruch Halpern (6)	10,946	*
Henk W. Hoogenkamp (7)	17,698	*
Robert S. Kopriva	-	*
Robert C. Schweitzer (8)	15,063	*
Peter A. Woog	-	*
Jerry Dale Belt (9)	13,291	*
Mark A. McKnight		*
Robert D. Smith, PhD (10)	2,500	*

All directors and executive officers as a group (10 persons) (11)	123,857	4.09%

(1)
The applicable percentage of ownership is based on 3,031,860 shares of our common stock outstanding as of April 1, 2014, together with (i) shares issuable upon exercise of options and warrants exercisable within 60 days of April 1, 2014.

(2)
Includes 157,618 shares issuable upon exercise of warrants of which 28,571 shares are issuable upon exercise of warrants are held by Stephen D. Baksa 2012 Trust FBO Sarah E Marra.   Excludes 47,619 shares issuable upon conversion of promissory notes which automatically convert upon our receiving shareholder approval to increase the number of our authorized shares of common stock.

(3)
Consists of (i) 7,066 shares of common stock held for the account of Cranshire Capital Master Fund, (ii) 181,142 shares issuable upon exercise of certain warrants held by Cranshire Capital Master Fund and (iii) 10,000 shares issuable upon exercise of a warrant held by a managed account for which Cranshire Capital Advisors, L.L.C. serves as investment manager. Cranshire Capital Advisors, L.L.C. serves as investment manager for Cranshire Capital Master Fund.

(4)
Includes 1,250 shares held by the KAWJS Trust, 82 shares held by Mr. Short, 50,414 shares issuable upon exercise of options held by Mr. Short.  Excludes 12,777 shares issuable within five (5) business days after shareholder approval to increase the number of our authorized shares of common stock.

(5)
Includes 50 shares held by the David Goldman & Lois A Goldman TRS FBO GOLDMAN FAMILY TRUST UA 04/23/2004, 3,000 shares issuable upon exercise of warrants and 6,563 shares issuable upon exercise of options held by Mr. Goldman.

(6)
Includes 1,750 shares held by the Baruch Halpern Revocable Trust, 6,996 shares issuable upon exercise of options.  Excludes 710,055 shares issuable within five (5) business days after shareholder approval to increase the number of our authorized shares of common stock as follows: 610,268 shares to The Shoshana Shapiro Halpern Revocable Trust; 57,122 shares to The Baruch Halpern Revocable Trust; 42,665 shares to Mr. Halpern.

(7)	Includes 8,745 shares issuable upon exercise of options.
(8)	Includes 6,563 shares issuable upon exercise of options and 4,000 shares issuable upon exercise of warrants.
(9)	Includes 13,219 shares issuable upon exercise of options.
(10)	Includes 2,500 shares issuable upon exercise of options.
(11)	Includes 95,072 shares issuable upon exercise of stock options, 7,000 shares issuable upon exercise of warrants and 722,832 shares issuable upon an increase in our authorized shares.

OTHER BUSINESS

Our management knows of no other business to be brought before the Special Meeting of Shareholders.  If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion, as they may deem appropriate, unless they are directed by a proxy to do otherwise.

By Order of the Board of Directors

J. Dale Belt Secretary
Scottsdale, Arizona
April 18, 2014

APPENDIX A

CERTIFICATE OF AMENDMENT OF
ARTICLES OF INCORORATION OF
RICEBRAN TECHNOLOGIES

The undersigned, __________ and _________ hereby certify that:

ONE:           _________ is the duly elected President and ____________ is the duly elected Secretary of RiceBran Technologies, a California corporation (“Corporation”).

TWO:           Article Three of the Articles of Incorporation of the Corporation shall be amended to read in full as follows:

ARTICLE THREE

“This Corporation is hereafter authorized to issue two (2) classes of shares of stock designated respectively “Common Stock” and “Preferred Stock.”  The total number of shares of Common Stock that this Corporation is authorized to issue is twenty-five  million (25,000,000) and the total number of shares of Preferred Stock that this Corporation is authorized to issue is twenty million (20,000,000).

The Preferred Stock may be divided into such number of series as the board of directors may determine.  The board of directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock.  The board of directors, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.”

THREE:        The foregoing amendment of the Articles of Incorporation has been approved by the board of directors of the Company.

FOUR:          The foregoing amendment of the Articles of Incorporation has been approved by the holders of the requisite number of shares of the corporation in accordance with Sections 902 and 903 of the California Corporations Code.  The total number of outstanding shares entitled to vote with respect to the foregoing amendment was ______________ shares of Common Stock.  The number of shares voting in favor of the foregoing amendment equaled or exceeded the vote required, such required vote being a majority of the outstanding shares of Common Stock.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date:  _________________

_____________________________

______________, President

_____________________________

______________, Secretary

SPECIAL MEETING OF SHAREHOLDERS OF

RICEBRAN TECHNOLOGIES

May 30, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The proxy statement and proxy card
are available at http://www.ricebrantech.com/InvestorRelations

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00030000000000001000 3

053014

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 LISTED BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposal 1.

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE VOTE YOUR SHARES PROMPTLY BY MARKING, SIGNING, DATING AND RETURNING THE PROXY CARD IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Please check this box if you plan to attend the Special Meeting. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF SHAREHOLDERS OF

RICEBRAN TECHNOLOGIES

May 30, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The proxy statement and proxy card are available at http://www.ricebrantech.com/InvestorRelations

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030000000000001000 3 053014

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 LISTED BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposal 1.

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE VOTE YOUR SHARES PROMPTLY BY MARKING, SIGNING, DATING AND RETURNING THE PROXY CARD IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Please check this box if you plan to attend the Special Meeting. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ADMISSION CARD

SPECIAL MEETING OF SHAREHOLDERS

May 30, 2014
9:00A.M. (Local Time)
Scottsdale Plaza Resort
7200 North Scottsdale Road
Scottsdale, AZ 85253

Presentation of this card is required
for admission to the Special Meeting

PLEASE PRESENT THIS CARD TO THE COMPANY'S REPRESENTATIVE
AT THE ENTRANCE TO THE SPECIAL MEETING.

RICEBRAN TECHNOLOGIES

RICEBRAN TECHNOLOGIES
6720 N. Scottsdale Road, Suite # 390
Scottsdale, Arizona  85253

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

The undersigned holder of Common Stock of Ricebran Technologies, a California corporation (the "Company"), hereby appoints W. John Short and J. Dale Belt, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Company, to be held at Scottsdale Plaza Resort, 7200 North Scottsdale Road, Scottsdale, AZ 85253, on Friday, May 30, 2014, at 9:00A.M.  local time, and at any adjournments or postponements thereof, and in their discretion upon such other business  as may properly come before the Special Meeting or any adjournments or postponements thereof.

(Continued and to be signed on the reverse side)

COMMENTS:
14475